AMENDMENT NO. 24

TO THE

MASTER DISTRIBUTION AGREEMENT

This Amendment, dated as of November 18, 2019, amends the Master Distribution Agreement, made as of the 1st day of July, 2014 (the “Agreement”), is between each Delaware statutory trust set forth on Schedule A to the Agreement (each, a “Trust”), on behalf of itself and its series portfolios, severally, and Invesco Distributors, Inc., a Delaware corporation (the “Distributor”).

WHEREAS, the parties agree to amend the Agreement change the name of Invesco Oppenheimer Macquarie Global Infrastructure Fund to Invesco Oppenheimer Global Infrastructure Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds);

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

“SCHEDULE A

TO

MASTER DISTRIBUTION AGREEMENT

AIM Counselor Series Trust (Invesco Counselor Series Trust)

Invesco American Franchise Fund

Invesco California Tax-Free Income Trust

Invesco Core Plus Bond Fund

Invesco Equally-Weighted S&P 500 Fund

Invesco Equity and Income Fund

Invesco Floating Rate Fund

Invesco Global Real Estate Income Fund

Invesco Growth and Income Fund

Invesco Low Volatility Equity Yield Fund

Invesco Oppenheimer Capital Appreciation Fund

Invesco Oppenheimer Discovery Fund

Invesco Oppenheimer Equity Income Fund

Invesco Oppenheimer Master Loan Fund

Invesco Oppenheimer Real Estate Fund

Invesco Oppenheimer Senior Floating Rate Fund

Invesco Oppenheimer Senior Floating Rate Plus Fund

Invesco Oppenheimer Short Term Municipal Fund

Invesco Oppenheimer Rochester® Short Duration High Yield Municipal Fund

Invesco Pennsylvania Tax Free Income Fund

Invesco S&P 500 Index Fund

Invesco Short Duration High Yield Municipal Fund

Invesco Small Cap Discovery Fund

AIM Equity Funds (Invesco Equity Funds)

Invesco Charter Fund

Invesco Diversified Dividend Fund

Invesco Oppenheimer Dividend Opportunity Fund

Invesco Oppenheimer Main Street Fund®

Invesco Oppenheimer Main Street All Cap Fund®

Invesco Oppenheimer Rising Dividends Fund

Invesco Summit Fund

AIM Funds Group (Invesco Funds Group)

Invesco European Small Company Fund

Invesco Global Core Equity Fund

Invesco International Small Company Fund

Invesco Small Cap Equity Fund

AIM Growth Series (Invesco Growth Series)

Invesco Balanced-Risk Retirement Now Fund

Invesco Balanced-Risk Retirement 2020 Fund

Invesco Balanced-Risk Retirement 2030 Fund

Invesco Balanced-Risk Retirement 2040 Fund

Invesco Balanced-Risk Retirement 2050 Fund

Invesco Conservative Allocation Fund

Invesco Convertible Securities Fund

Invesco Global Low Volatility Equity Yield Fund

Invesco Growth Allocation Fund

Invesco Income Allocation Fund

Invesco International Allocation Fund

Invesco Mid Cap Core Equity Fund

Invesco Moderate Allocation Fund

Invesco Oppenheimer International Diversified Fund

Invesco Oppenheimer Main Street Mid Cap Fund®

Invesco Oppenheimer Main Street Small Cap Fund®

Invesco Oppenheimer Master Event-Linked Bond Fund

Invesco Oppenheimer Mid Cap Value Fund

Invesco Oppenheimer Portfolio Series: Active Allocation Fund

Invesco Oppenheimer Portfolio Series: Conservative Investor Fund

Invesco Oppenheimer Portfolio Series: Growth Investor Fund

Invesco Oppenheimer Portfolio Series: Moderate Investor Fund

Invesco Peak Retirement™ 2015 Fund

Invesco Peak Retirement™ 2020 Fund

Invesco Peak Retirement™ 2025 Fund

Invesco Peak Retirement™ 2030 Fund

Invesco Peak Retirement™ 2035 Fund

Invesco Peak Retirement™ 2040 Fund

Invesco Peak Retirement™ 2045 Fund

Invesco Peak Retirement™ 2050 Fund

Invesco Peak Retirement™ 2055 Fund

Invesco Peak Retirement™ 2060 Fund

Invesco Peak Retirement™ 2065 Fund

Invesco Peak Retirement™ Now Fund

Invesco Quality Income Fund

Invesco Small Cap Growth Fund

AIM International Mutual Funds (Invesco International Mutual Funds)

Invesco Asia Pacific Growth Fund

Invesco European Growth Fund

Invesco Global Growth Fund

Invesco Global Opportunities Fund

Invesco Global Small & Mid Cap Growth Fund

Invesco Global Responsibility Equity Fund

Invesco International Select Equity Fund

Invesco International Core Equity Fund

Invesco International Growth Fund

Invesco Oppenheimer Global Focus Fund

Invesco Oppenheimer Global Fund

Invesco Oppenheimer Global Opportunities Fund

Invesco Oppenheimer International Equity Fund

Invesco Oppenheimer International Growth Fund

Invesco Oppenheimer Global Multi-Asset Growth Fund

Invesco Oppenheimer International Small-Mid Company Fund

Invesco Select Opportunities Fund

AIM Investment Funds (Invesco Investment Funds)

Invesco All Cap Market Neutral Fund

Invesco Balanced-Risk Allocation Fund

Invesco Balanced-Risk Commodity Strategy Fund

Invesco Greater China Fund

Invesco Developing Markets Fund

Invesco Emerging Markets Select Equity Fund

Invesco Endeavor Fund

Invesco Health Care Fund

Invesco Global Infrastructure Fund

Invesco Global Market Neutral Fund

Invesco Global Targeted Returns Fund

Invesco Long/Short Equity Fund

Invesco Low Volatility Emerging Markets Fund

Invesco Macro Allocation Strategy Fund

Invesco Multi-Asset Income Fund

Invesco Oppenheimer Capital Income Fund

Invesco Oppenheimer Developing Markets Fund

Invesco Oppenheimer Discovery Mid Cap Growth Fund

Invesco Oppenheimer Emerging Markets Innovators Fund

Invesco Oppenheimer Emerging Markets Local Debt Fund

Invesco Oppenheimer Fundamental Alternatives Fund

Invesco Oppenheimer Global Allocation Fund

Invesco Oppenheimer Global Infrastructure Fund

Invesco Oppenheimer Global Multi-Asset Income Fund

Invesco Oppenheimer Global Strategic Income Fund

Invesco Oppenheimer International Bond Fund

Invesco Oppenheimer SteelPath MLP Alpha Fund

Invesco Oppenheimer SteelPath MLP Alpha Plus Fund

Invesco Oppenheimer SteelPath MLP Income Fund

Invesco Oppenheimer SteelPath MLP Select 40 Fund

Invesco Oppenheimer Total Return Bond Fund

Invesco Pacific Growth Fund

Invesco Select Companies Fund

Invesco U.S. Managed Volatility Fund

Invesco World Bond Fund

AIM Investment Securities Funds (Invesco Investment Securities Fund)

Invesco Corporate Bond Fund

Invesco Global Real Estate Fund

Invesco Government Money Market Fund1

Invesco High Yield Fund

Invesco Income Fund

Invesco Oppenheimer Global High Yield Fund

[1]	Invesco Government Money Market Fund has two prospectuses, one for Class B, C, Cash Reserve and Investor Class Shares and one for Class AX, BX and CX Shares

Invesco Oppenheimer Government Cash Reserves Fund

Invesco Oppenheimer Government Money Market Fund

Invesco Oppenheimer Intermediate Income Fund

Invesco Oppenheimer Limited-Term Bond Fund

Invesco Oppenheimer Limited-Term Government Fund

Invesco Oppenheimer Master Inflation Protected Securities Fund

Invesco Oppenheimer Ultra-Short Duration Fund

Invesco Real Estate Fund

Invesco Short Duration Inflation Protected Fund

Invesco Short Term Bond Fund

AIM Sector Funds (Invesco Sector Funds)

Invesco American Value Fund

Invesco Comstock Fund

Invesco Dividend Income Fund

Invesco Energy Fund

Invesco Gold & Precious Metals Fund

Invesco Mid Cap Growth Fund

Invesco Oppenheimer Small Cap Value Fund

Invesco Oppenheimer Gold & Special Minerals Fund

Invesco Oppenheimer Value Fund

Invesco Small Cap Value Fund

Invesco Technology Fund

Invesco Technology Sector Fund

Invesco Value Opportunities Fund

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

Invesco Premier Portfolio

Invesco Premier Tax-Exempt Portfolio

Invesco Premier U.S. Government Money Portfolio

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Invesco High Yield Municipal Fund

Invesco Intermediate Term Municipal Income Fund

Invesco Municipal Income Fund

Invesco New York Tax Free Income Fund

Invesco Oppenheimer Intermediate Term Municipal Fund

Invesco Oppenheimer Municipal Fund

Invesco Oppenheimer Rochester® AMT-Free Municipal Fund

Invesco Oppenheimer Rochester® AMT-Free New York Municipal Fund

Invesco Oppenheimer Rochester® California Municipal Fund

Invesco Oppenheimer Rochester® Municipals Fund

Invesco Oppenheimer Rochester® High Yield Municipal Fund

Invesco Oppenheimer Rochester® Limited Term California Municipal Fund

Invesco Oppenheimer Rochester® Limited Term New York Municipal Fund

Invesco Oppenheimer Rochester® New Jersey Municipal Fund

Invesco Oppenheimer Rochester® Pennsylvania Municipal Fund

Invesco Limited Term Municipal Income Fund

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Oppenheimer V.I. Capital Appreciation Fund

Invesco Oppenheimer V.I. Conservative Balanced Fund

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund

Invesco Oppenheimer V.I. Global Fund

Invesco Oppenheimer V.I. Global Strategic Income Fund

Invesco Oppenheimer V.I. Government Money Fund

Invesco Oppenheimer V.I. International Growth Fund

Invesco Oppenheimer V.I. Main Street Fund®

Invesco Oppenheimer V.I. Main Street Small Cap Fund®

Invesco Oppenheimer V.I. Total Return Bond Fund

Invesco V.I. American Franchise Fund

Invesco V.I. American Value Fund

Invesco V.I. Balanced-Risk Allocation Fund

Invesco V.I. Comstock Fund

Invesco V.I. Core Equity Fund

Invesco V.I. Diversified Dividend Fund

Invesco V.I. Core Plus Bond Fund

Invesco V.I. Equally-Weighted S&P 500 Fund

Invesco V.I. Equity and Income Fund

Invesco V.I. Global Core Equity Fund

Invesco V.I. Health Care Fund

Invesco V.I. Global Real Estate Fund

Invesco V.I. Government Money Market Fund

Invesco V.I. Government Securities Fund

Invesco V.I. Growth and Income Fund

Invesco V.I. High Yield Fund

Invesco V.I. International Growth Fund

Invesco V.I. Managed Volatility Fund

Invesco V.I. Mid Cap Core Equity Fund

Invesco V.I. Mid Cap Growth Fund

Invesco V.I. S&P 500 Index Fund

Invesco V.I. Small Cap Equity Fund

Invesco V.I. Technology Fund

Invesco V.I. Value Opportunities Fund

Invesco Management Trust

Invesco Conservative Income Fund

Invesco Securities Trust

Invesco Balanced-Risk Aggressive Allocation Fund

Short-Term Investments Trust

Invesco Government & Agency Portfolio

Invesco Liquid Assets Portfolio

Invesco STIC Prime Portfolio

Invesco Tax-Free Cash Reserve Portfolio

Invesco Treasury Obligations Portfolio

Invesco Treasury Portfolio”

IN WITNESS WHEREOF, the parties have caused the Agreement to be executed in duplicate on the day and year first above written.

Each Trust (listed on Schedule A) on behalf of the Shares of each Fund listed on Schedule A

By:	/s/ Jeffrey H. Kupor
Name: Jeffrey H. Kupor
Title: Chief Legal Officer, Senior Vice President & Secretary

INVESCO DISTRIBUTORS, INC.

By:	/s/ Jeffrey H. Kupor
Name: Jeffrey H. Kupor
Title: Senior Vice President & Secretary